INCOME TAXES	12 Months Ended
Dec. 31, 2023
INCOME TAXES
INCOME TAXES

6. INCOME TAXES

The Company is subject to the tax laws of Cayman Islands and the tax rate is 0%. The Company’s former subsidiaries were subject to tax at various rates in the jurisdictions in which they operated. The reconciliation of the income tax expense is as follows:

	2023	2022	2021
	$	$	$
Net loss for the year	(61,991)	(359,999)	(40,955)
Statutory Cayman Islands corporate tax rate	0%	0%	0%
Expected tax expense (recovery)	—	—	—

As at December 31, 2023, the Company has $Nil unrecognized deductible temporary differences.